UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2010

RADNET, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	0-19019	13-3326724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue
Los Angeles, California  90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item  2.01                      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 22, 2010 RadNet, Inc. (“RadNet”) announced the acquisition of Imaging On Call, Poughkeepsie, New York, a provider of teleradiology services to radiology groups, hospitals and imaging centers for $5.5 million cash plus an earn-out of up to an additional $2.5 million.

Item 8.01                      OTHER EVENTS

On December 22, 2010 RadNet issued a press release announcing the entry into an acquisition agreement for Imaging on Call included at Exhibit 99.1 to this Current Report.  Exhibit 99.1 is being furnished and shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed with the Commission.

 (d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNET, INC.

Date: December 22, 2010	By:	/s/ Jeffrey L. Linden
Name: Jeffrey L. Linden
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

99.1	Press Release dated December 22, 2010